Exhibit 99.1

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: November 30, 2005

Distribution Date Summary
		Initial	Begin	End	# days
Distribution Date				12/20/2005
Collection Period			11/1/2005	11/30/2005	30
Monthly Interest Period—Actual			11/21/2005	12/20/2005	29
Monthly Interest—Scheduled					30
Pool Balance		733,163,743.80	256,685,161.49	244,791,630.64	—

Monthly Distribution Summary
	Initial Balance	Beginning Balance	Principal Distribution	Ending Balance	Note Factor
Class A-1 Notes	149,000,000.00	—	—	—	—
Class A-2 Notes	245,000,000.00	—	—	—	—
Class A-3 Notes	151,000,000.00	69,191,562.11	10,650,656.88	58,540,905.23	0.3876881
Class A-4 Notes	160,670,000.00	160,670,000.00	—	160,670,000.00	1.0000000
Class B Notes	18,329,000.00	10,327,415.14	1,242,873.97	9,084,541.17	0.4956376

Total Securities	723,999,000.00	240,188,977.25	11,893,530.85	228,295,446.40	0.3153256

	Coupon Rate	Monthly Accrued Interest	Prior Interest Carryover	Total Interest Paid	Interest Shortfall
Class A-1 Notes	1.1000%	—	—	—	—
Class A-2 Notes	1.2900%	—	—	—	—
Class A-3 Notes	1.8200%	104,940.54	—	104,940.54	—
Class A-4 Notes	2.4300%	325,356.75	—	325,356.75	—
Class B Notes	2.1000%	18,072.98	—	18,072.98	—

Total Securities		448,370.26	—	448,370.26	—

Available Collections
Principal Payments Received					11,699,736.14
Interest Payments Received					1,304,380.41
Receivables Repurchased during collection period—Principal					—
Receivables Repurchased during collection period—Interest					—
Recoveries on Defaulted Receivables					23,288.64

Total Available Collections					13,027,405.19

Reserve Account Transfer Amount					—

Total Available Funds					13,027,405.19

Summary of Distributions
Payment of Servicing Fee:					213,904.30
Payment of Class A Interest Amount:					430,297.29
First Priority Principal Distribution Amount:					—
Payment of Class B Monthly Interest:					18,072.98
Regular Principal Distribution Amount:					11,893,530.85
Payment to the Reserve Account to Maintain Specified Reserve Balance:					—

Remaining Available Funds (To the Holder(s) of the Certificates)					471,599.78

Release of excess reserve					101,981.91

Total Funds Remitted (To the Holder(s) of the Certificates)					573,581.68

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: November 30, 2005

Calculation of Servicing Fee
Beginning Pool Balance		256,685,161.49
Multiplied By: Monthly Servicing Fee (1.0%/12)		0.08333%
Monthly Servicing Fee		213,904.30
Plus: Unpaid Servicing Fees from Prior Periods		—

Servicing Fees Due and Paid		213,904.30

Calculation of Class A Interest Amount Due
Class A-1 Note Interest Accrued		—
Class A-2 Note Interest Accrued		—
Class A-3 Note Interest Accrued		104,940.54
Class A-4 Note Interest Accrued		325,356.75
Total Class A Note Interest Accrued During Period		430,297.29
Plus: Interest Shortfalls from Prior Periods		—

Total Class A Note Interest Due		430,297.29

Calculation of Class A Interest Amount Paid
Available Collections After Servicing Fee		12,813,500.89
Available Collection Shortfall		—
Reserve Account Draw		—

Class A Interest Amount Paid		430,297.29

Class A Interest Shortfall Carryforward		—

Calculation of First Priority Principal Distribution Amount Due:

Beginning Class A Note Balance		229,861,562.11
Less: Ending Pool Balance		244,791,630.64

First Priority Principal Distribution Amount		—

Calculation of First Priority Principal Distribution Amount Paid:
Available Collections After Servicing Fee and Class A Interest		12,383,203.60
Available Collections Shortfall		—
Reserve Account Draw		—

First Priority Principal Distribution Amount Paid		—

Calculation of Class B Interest Amount Due
Class B Note Interest Accrued		18,072.98
Plus: Interest Shortfalls from Prior Periods		—

Total Class B Note Interest Due		18,072.98

Calculation of Class B Interest Amount Paid
Available Collections After Servicing Fee, Class A Interest and First Priority Principal		12,383,203.60
Available Collection Shortfall		—
Reserve Account Draw		—

Class B Interest Amount Paid		18,072.98

Class B Interest Shortfall Carryforward		0.00

Calculation of Regular Principal Distribution Amount:
Aggregate Beginning Outstanding Note Balance		240,188,977.25
Less:
Ending Pool Balance	244,791,630.64
Less: Target Overcollateralization Amount	(16,496,184.24)	228,295,446.40

Less: First Priority Principal Distribution Amount		—

Regular Principal Distribution Amount before Reserve Account Draw Amount		11,893,530.85

Available Funds, before Reserve Account Draw		12,365,130.63
Available Funds Shortfall Amount		—
Reserve Account Draw Amount		—

Regular Principal Distribution Amount Paid		11,893,530.85

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: November 30, 2005

Class A Principal Distribution Amount Due:
The Greater of:
(A) The Beginning Class A-1 Note Balance	—
(B) The Beginning Class A Note Balance minus the lesser of:	229,861,562.11
(i) the product of (x) the Ending Pool Balance and (y) 88.75% plus a % equivalent of a fraction equal to the Reserve Account (prior to deposits) divided by the Ending Pool Balance	219,210,905.24

10,650,656.88
(ii) the excess of (x) the Ending Pool Balance over (y) the Target Overcollateralization Amount	228,295,446.40

1,566,115.71

Class A Principal Distribution Amount	10,650,656.88

Class B Principal Distribution Amount Due:
The excess of (A) the sum of (i) the Ending Class A Note Balance and (ii) the Beginning Class B Note Balance over (B) the excess of (x) the Ending Pool Balance and (y) the Target Overcollateralization Amount	1,242,873.97

Class B Principal Distribution Amount	1,242,873.97

Principal Distribution Amount Paid:
Available Collections for Principal Distribution	12,365,130.63
(i) To the Class A Notes, sequentially:
(a) Class A-1 Notes	—
(a) Class A-2 Notes	—
(a) Class A-3 Notes	10,650,656.88
(a) Class A-4 Notes	—
(ii) To the Class B Notes	1,242,873.97
(iii) To the Certificateholder	471,599.78

Target Overcollateralization Amount
Lesser of:
(A) 2.25% of the Initial Pool Balance	16,496,184.24
(B) The greater of:
(i) 0.75% of the Initial Pool Balance less the Pre-Addition Reserve Balance	3,438,413.13
(ii) 11.25% of the Ending Pool Balance less the Pre-Addition Reserve Balance	25,580,725.40

Target Overcollateralization Amount	16,496,184.24

Overcollateralization Amount
Beginning Overcollateralization Amount	16,496,184.24
Target Overcollateralization Amount	16,496,184.24
Overcollateralization Excess/(Deficiency)	0.00
Overcollateralization Release Amount	—
Overcollateralization Increase Amount	—

Overcollateralization Amount	16,496,184.24

Reserve Account
Beginning Reserve Account Balance	2,053,481.29
Plus: Interest Accrued	6,833.66
Less: Reserve Account Draw	—
Reserve Account Balance Prior to Deposits	2,060,314.95
Specified Reserve Account Balance is Greater of:
(a) 0.80% of Ending Pool Balance	1,958,333.05
(b) 0.25% of the Initial Pool Balance	1,832,909.36
Reserve Account (Deficiency)/Excess	101,981.91
Deposit of Excess Available Funds	—
Release of excess reserve	101,981.91

Ending Reserve Account Balance	1,958,333.05

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: November 30, 2005

POOL STATISTICS
Collateral Pool Balance Data:		Initial	Current
Net Pool Balance		733,163,743.80	244,791,630.64
Number of Current Contracts		41,825	24,715
Weighted Average Loan Rate		6.4000%	6.3490%
Weighted Average Remaining Term (months)		56.6	31.4

Net Loss Activity:
		Units	Principal Balance
Principal Losses for Current Collection Period		27	193,794.71
Less: Recoveries from Prior Months Charge offs			23,288.64
Net Principal Losses for Current Collection Period			170,506.07
Monthly Net Loss Rate (Annualized)			0.7971%
Beginning Net Principal Losses		864	6,213,162.75
Net Principal Losses for Current Collection Period		27	170,506.07
Cumulative Net Principal Losses		891	6,383,668.82
Cumulative Net Principal Loss Rate			0.8707%

Receivables for which related Financed Vehicle has been repossessed and not liquidated		21	262,574.89

Delinquencies Aging Profile—End of Period:
	Percentage $	Units	Outstanding Principal Balance
Current	88.54%	22,268	216,741,126.63
1—29 Days Delinquent	9.09%	1,976	22,245,230.61
30—59 Days Delinquent	1.21%	243	2,971,733.50
60—89 Days Delinquent	0.60%	119	1,477,464.16
90—119 Days Delinquent	0.28%	59	684,245.50
120-149 Days Delinquent	0.11%	22	267,176.05
150-179 Days Delinquent	0.08%	15	203,538.30
180+ Days Delinquent	0.08%	13	201,115.89

Total		24,715	244,791,630.64

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate on this 16th day of December, 2005.

JPMorgan Chase Bank, NA (formerly Bank One, NA)

as Servicer

By:	/s/ Phillip C. McNiel
Phillip C. McNiel Vice President